UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Report(date of earliest event reported):

                                November 12, 1997



                           COMMISSION FILE NO. 0-25842

                         PACIFIC GAS TRANSMISSION COMPANY
               (Exact name of registrant as specified in its charter)



                California                                94-1512922
      (State or other jurisdiction of         (IRS Employer Identification No.)
              incorporation)

    2100 SW River Parkway, Portland, OR                      97201
  (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (503) 833-4000

Item 5.  Other Events

      The following information includes forward-looking statements that involve a number of risks, uncertainties, and assumptions. A number of factors which could cause actual results to differ materially from those indicated in the forward-looking statements are described in more detail below. Words such as "expects," "intends," "plans," and similar expressions identify those statements which are forward-looking.

      On November 12, 1997, Pacific Gas Transmission Company announced its adoption of a workforce management initiative to eliminate between 50 and 60 management and staff positions. The reduction will be accomplished primarily through a voluntary retirement incentive (VRI) program adopted effective November 13, 1997, which provides incentives for qualifying employees to retire early. These efforts have been undertaken in order to manage costs and improve earnings. The estimated cost of the workforce management initiative will be expensed in the fourth quarter of 1997.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PACIFIC GAS TRANSMISSION COMPANY



                                   By:  /s/FRANK R. LINDH
                                        ------------------
                                        Frank R. Lindh
                                        General Counsel and Corporate Secretary


Dated: December 12, 1997